UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2006

AMERICAN LAND LEASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09360	84-1038736
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

29399 US HWY 19 NORTH, SUITE 320, CLEARWATER, FL 33761

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 726-8868

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a) On June 5, 2006, American Land Lease, Inc. (the “Company”) received notice from the New York Stock Exchange (“NYSE”) of certain technical deficiencies with respect to disclosures in the Company’s proxy statement for the 2006 Annual Meeting of Stockholders (the “Proxy Statement”) and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Annual Report”) that was distributed to stockholders. Although the Company does not believe that these deficiencies are material, the Company is correcting any potential noncompliance with the NYSE continued listing standards by including the required disclosure in this Current Report on Form 8-K. In addition, the Company has been advised by the NYSE that including the required disclosure in this Current Report on Form 8-K will cure these deficiencies.

(1) Under Section 303A.02(a) of the NYSE Listed Company Manual, the Company must identify which members of the Company’s board of directors (the “Board”) are independent and disclose the basis for such determination in the Company’s annual proxy statement. The Company inadvertently failed to disclose the basis for the Board’s determination of the Company’s independent directors. The Company will cure this deficiency by disclosing herein:

Our Corporate Governance Guidelines, available on our website at www.americanlandlease.com, adopt the definition of director independence set forth in the listing standards of the NYSE. The Board annually reviews the relationships that each director has with the Company and only those directors whom the Board affirmatively determines have no material relationship with the Company, (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) will be considered independent. In its annual review of director independence, the Board considers all commercial, banking, consulting, legal, accounting, charitable or other business relationships any directors may have with the Company.

The Board has affirmatively determined that each of Bruce D. Benson, Thomas L. Rhodes, Todd W. Sheets and Bruce E. Moore are independent under the current NYSE listing standards. In making this determination, the Board evaluated whether there exists any relationships between these individuals and the Company and determined that no material relationships exist between the Company and any of the independent directors.

(2) Under Sections 303A.04(a), 303.05(a) and 303A.07(b) of the NYSE Listed Company Manual, all members of the Company’s Nominating/Corporate Governance Committee, Compensation Committee and Audit Committee must satisfy the requirements for independence as set forth in Section 303A.02 of the NYSE Listed Company Manual. The Company in the Proxy Statement inadvertently cited an obsolete section of the NYSE Listed Company Manual when referring to the definition of “independent.” The Company will cure this deficiency by deleting such section reference and amending such disclosure to state that the Board has determined that all members of the Company’s Nominating/Corporate Governance Committee, Compensation Committee and Audit Committee are “independent” in conformity with the NYSE’s independence standards.

(3) Under Section 303A.12(a) of the NYSE Listed Company Manual, the annual corporate governance certification of our chief executive officer (“CEO”) to the NYSE and any CEO/CFO certifications required to be filed with the SEC must be disclosed in the Company’s annual report to stockholders. The Company inadvertently failed to disclose that our CEO had submitted the annual corporate governance certification to the NYSE. The Company will cure this deficiency by disclosing herein that, in 2005, our CEO submitted the annual corporate governance certification with the NYSE, which certification was unqualified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN LAND LEASE, INC.

By:	/s/ Shannon E. Smith
Shannon E. Smith
Chief Financial Officer

Date: June 9, 2006